Filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended
Securities Act File No. 333-141120

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

of
FundVantage Trust

Class A
BABAX

PROSPECTUS

March 31, 2011

This prospectus gives vital information about the Boston Advisors Broad Allocation Strategy Fund (the “Fund”), including information on investment policies, risks and fees. For your own benefit and protection, please read the prospectus before you invest, and keep it on hand for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Investment Objective

The Fund seeks positive total returns through most market conditions by investing in a wide range of asset classes.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A Shares if you and your family invest, or agree to invest in the future, at least $25,000, or more in the Fund. More information about these and other discounts is available from your financial professional and in the section entitled “Purchase of Shares” on page 24 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	5.25%
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase).	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.80%
Distribution and/or Service (Rule 12b-1) Fees	0.25%
Other Expenses[1]	1.00%
Acquired Fund Fees and Expenses	0.50%
Total Annual Fund Operating Expenses[2]	2.55%
Fee Waiver and/or Expenses Reimbursement	0.81%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.74%

[1]	“Other expenses” are based on estimated amounts for the current fiscal year.

[2]	Boston Advisors, LLC (“Boston Advisors” or the “Adviser”) has contractually agreed to a reduction of its advisory fee and/or reimbursement of other operating expenses in order to limit “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions, to 0.99% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2012, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Class A shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class A Shares	$693	$1,124

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Summary of Principal Investment Strategies

The Fund seeks to achieve total return in excess of a traditional portfolio of 60% equity and 40% fixed income investments with lower volatility and more downside protection, over a market cycle. Starting with a global, multi-asset class target benchmark, the Fund’s strategy reflects a flexible approach to asset allocation allowing the Adviser to vary the Fund’s risk exposures to various asset classes in a manner designed to take advantage of changing market conditions. The Fund invests mainly in the shares of exchange-traded funds (“ETFs”). The Fund also may invest in other unaffiliated mutual funds (together with ETFs, “Underlying Funds”) and make direct investments in other securities and investments not issued by ETFs or mutual funds.

The Fund will tend to be diversified among a number of asset classes, and its allocation will be based on an asset allocation framework developed by the Adviser, in which risk analysis forms an integral part of the investment process. Asset classes include traditional asset classes, such as equities and fixed income, and also non-traditional asset classes, such as commodities, global real estate, currencies and other asset classes. Allocations to each asset class are determined by the portfolio management team and are based on the Adviser’s proprietary quantitative approach and qualitative analysis of market conditions. Under certain conditions, for example during periods of high market volatility, the portfolio may be more heavily weighted in specific asset classes that are expected to reduce the Fund’s exposure to market volatility or take advantage of opportunities presented by such volatility.

The Fund intends to invest in Underlying Funds providing exposure to equity and fixed-income securities of both U.S. and non-U.S. corporate and governmental issuers. The Underlying Funds in which the Fund may invest include those providing exposure to small-, mid- and large-capitalization common stocks; real estate securities; commodity-related securities; securities of foreign issuers, including emerging market issuers; and fixed-income securities, including high yield securities and money market instruments. The Fund also may invest directly in equity and fixed-income securities and money market instruments.

Under normal market conditions, the Fund will invest in Underlying Funds that invest in companies that are located, headquartered, incorporated or otherwise organized outside of the U.S. The Fund expects its foreign investments to be allocated among Underlying Funds that are diversified among various regions; countries, including the U.S.; industries; and capitalization ranges. The Fund may invest in Underlying Funds that invest in equity and debt of issuers in both developed and emerging markets.

The Adviser determines the tactical asset allocation of the Fund using its proprietary bottom-up, quantitative approach that incorporates various criteria, including, for example, economic factors such as gross domestic product and inflation; fixed-income market factors such as sovereign yields, credit spreads and currency trends; and equity market factors such as domestic and foreign operating earnings and valuation levels. The Adviser monitors the Fund daily to ensure it is invested pursuant to the Adviser’s current asset allocation framework. The Adviser reviews the asset allocation framework and recommended allocations periodically to consider adjusting the allocations based on its evolving investment views amid changing market and economic conditions. There is no limit in the number of Underlying Funds in which the Fund may invest. The Fund is not required to maintain any minimum or maximum investment in any asset class, and the Fund may at times invest more than 25% of its assets in one Underlying Fund or asset class.

The Fund seeks to reduce risk and volatility relative to a traditional portfolio of 60% equity and 40% fixed income investments over a market cycle primarily through its flexible approach to asset allocation among a broad array of traditional and non-traditional asset classes. Additionally, the Fund may at times employ an overlay strategy to gain exposure to various market sectors, hedge long positions or otherwise take advantage of market conditions. This overlay strategy is designed to assist in reducing overall portfolio risk by hedging against the risk associated with certain asset classes or providing exposure to asset classes or investments that are expected to provide a negative correlation to other Fund investments. The overlay strategy may at various times include the use of short sales and investments in a variety of derivative instruments such as futures, options and swap contracts.

The Adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. These risks could adversely affect the Fund’s net asset value, yield and total return. There is no assurance that the Fund will achieve its investment objectives and you can lose money investing in this Fund.

Underlying Fund Risk. The risk that the Fund’s investment performance and its ability to achieve its investment objective are directly related to and depend on the performance of the Underlying Funds in which it invests. Market fluctuations may change the target weightings in the Underlying Funds. The Underlying Funds may change their investment objectives, policies or practices and there can be no assurance that the Underlying Funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Shareholders will bear the indirect proportionate expenses of investing in the Underlying Funds. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or the investment adviser.

An investment in Underlying Funds that are ETFs generally presents the same primary risks as an investment in Underlying Funds that are mutual fund. In addition, ETFs may be subject to the following: (1) a discount of the ETF shares price to its net asset value; (2) failure to develop an active trading market for the ETF shares; (3) the listing exchange halting trading of the Underlying ETF shares; (4) failure of the ETF shares to track the referenced index; and (5) holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which the Fund may invest are leveraged. The more the Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

Asset Allocation Risk. The risk that the selection by a manager of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with similar investment objectives. The Fund’s investment in any one Underlying Fund or asset class may exceed 25% of the Fund’s total assets, which may cause it to be subject to greater risk than a more diversified fund.

Commodity-Related Securities Risk. The risk that investing in commodity-related securities investments may subject the Fund to greater volatility than investments in other kinds of securities. In addition to overall market movements, commodity-related securities may be adversely impacted by commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

Credit (Or Default) Risk. The risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Currency Risk. The risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

Debt Extension Risk. The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Derivatives Risk. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. The risks associated with futures, options and swap contracts include: the potential inability to terminate or sell a position, the lack of a liquid secondary market for the Fund’s position and the risk that the counterparty to the transaction will not meet its obligations.

Emerging Markets Risk. The risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Expenses Risk. The risk that the Fund’s expense structure may result in lower investment returns. You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through the Fund, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.

Foreign Securities Risk. The risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

High-Yield Risk. The risk that the Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payment.

Interest Rate/Maturity Risk. The risk that the value of the Fund’s assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer term fixed-income securities than shorter-term securities.

Management Risk. The risk that a strategy used by the investment management team may fail to produce the intended results.

Market Risk. The risk that the value of securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of equity investing, such as growth or value, may underperform the market generally.

Portfolio Turnover Risk. The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

Prepayment (Or Call) Risk. The risk that prepayment of the underlying mortgage or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

Real Estate Securities Risk. The risk that investments in real estate investment trusts (REITs) and securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. REITs and real estate companies may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company’s shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Financial covenants related to a real estate company’s leveraging may affect its ability to operate effectively. Along with the risks common to real estate and other real estate-related securities, REITs involve additional risk factors including poor performance by a REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under applicable law.

Short Sale Risk. Short sale risk includes the potential loss of more money than the actual cost of the investment and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Small Cap Stock Risk. The risk that stocks of smaller capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

Valuation Risk:The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

Performance Information

The Fund’s performance information is only shown when the Fund has had a full calendar year of operations. The Fund does not yet have a full calendar year of operations, accordingly, there is no performance information included in this Prospectus.

Management of the Fund

Investment Adviser

Boston Advisors, LLC

Portfolio Managers

•	Michael J. Vogelzang, CFA, President and Chief Investment Officer, has been managing the Fund since 2010.

•	David Hanna, Senior Vice President and Director of Alternative Investments, has been managing the Fund since 2010.

•	James Gaul, Vice President and Portfolio Manager, has been managing the Fund since 2010.

•	Donald D. Fox, Senior Vice President and Portfolio Manager, has been managing the Fund since 2010.

Purchase and Sale of Fund Shares

Minimum Investment Requirements

Account Type	Minimum	Class A Shares
Regular Accounts	Initial Investment	$10,000
	Additional Investments	$2,500

Individual Retirement Accounts	Initial Investment	$5,000
	Additional Investments	$1,000

Automatic Investment Plan	Initial Investment	$10,000
	Additional Investments	$1,000

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange (the “Exchange”) is open and through the means described below.

Purchase or redemption by mail:

Regular Mail:	Overnight Mail:
Boston Advisors Broad Allocation Strategy Fund	Boston Advisors Broad Allocation Strategy Fund
FundVantage Trust	FundVantage Trust
c/o BNY Mellon Investment Servicing (US) Inc.	c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9829	4400 Computer Dr.
Providence, RI 02940-8029	Westborough, MA 01581-1722

Purchase by wire:

Please contact Boston Advisors Broad Allocation Strategy Fund Shareholder Services at (866) 526-8968 for current wire instructions.

Redemption by telephone:

Call (866) 526-8968.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE,
PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The Fund seeks positive total returns through most market conditions by investing in a wide range of asset classes. The investment objective may be changed by the Board of Trustees without shareholder approval upon notice to shareholders. There is no guarantee that the Fund will achieve its investment objective.

ADDITIONAL INFORMATION ON THE PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

All investments carry some degree of risk that will affect the value of the Fund’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in the Fund. This section takes a closer look at some of the Fund’s principal investment strategies and related risks.

Underlying Fund Risk. The Fund’s investments are primarily concentrated in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds. The value of the Underlying Funds’ investments, and the NAVs of the shares of both the Fund and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objectives of the Underlying Funds will be achieved.

Because the Fund invests in the Underlying Funds, the Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to those Underlying Funds. The Fund may invest in various Underlying Funds that seek to track certain equity and fixed-income indices. Investments in index funds will subject the Fund to tracking risk, which is the risk that the index funds’ performance will not track the performance of its respective index. The Fund also may invest in Underlying Funds that in turn invest in foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and country risk. Foreign investments of the Underlying Funds may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. The Fund also may invest in Underlying Funds that invest in mid- and small-capitalization stocks, which may be riskier than investing in larger, more established companies. The Fund’s investment in Underlying Funds that invest in fixed-income securities will be subject to, among other things, credit (or default) risk and interest rate/maturity risk. Credit (or default) risk is the risk that an issuer or guarantor of a security or a counterparty to a transaction may default on its payment obligations or experience a decline in credit quality. Interest rate/maturity risk is the risk that increases in prevailing interest rates will cause fixed-income securities held by the Fund to decline in value. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities. The Underlying Funds will also be subject to prepayment (or call) risk (the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund earlier than expected) and debt extension risk (the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected). The Fund may invest in Underlying Funds that invest in asset-backed and structured investment securities, which may involve a greater chance of default during periods of economic downturn than other securities, and may be less liquid and more difficult to value and liquidate. Underlying Funds may also invest in real estate securities, commodity-related securities and money market investments. The risks of the Underlying Funds’ investments and the Fund to the extent the Fund invested in those investments directly are discussed in more detail below. In managing the Fund, the Adviser will have the authority to select and substitute Underlying Funds.

Asset Allocation Risk. The risk that the selection by a manager of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments as defined by the Adviser will cause the Fund to underperform other funds with a similar investment objective. The Fund’s investment in any one Underlying Fund or asset class may exceed 25% of the Fund’s total assets.

Commodity-Linked Securities. The Underlying Funds may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing Underlying Funds, the Adviser seeks to provide exposure to various commodities and commodity sectors.

The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Underlying Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Underlying Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

The Fund’s ability to invest in commodity linked derivatives and Underlying Funds invested in commodity-linked derivatives may be restricted by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) relating to the Fund’s qualification as a regulated investment company (“RIC”).

Credit (Or Default) Risk. The risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Currency Risk. The risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

Debt Extension Risk. The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Derivatives Risks. The Fund and the Underlying Funds may purchase certain “derivative” instruments. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices and may be leveraged. Derivatives include futures contracts, options, interest rate and currency swaps, equity swaps, forward currency contracts and structured securities (including CMOs and other types of asset-backed securities, “stripped” securities and various floating rate instruments, including leveraged “inverse floaters”).

Engaging in derivative transactions involves special risks, including (a) market risk that the Fund’s or Underlying Fund’s derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that the Fund or an Underlying Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, the Fund or an Underlying Fund may suffer a loss whether or not the analysis of the investment advisers is accurate.

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund or an Underlying Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund or an Underlying Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement also may cause the Fund or an Underlying Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund or an Underlying Fund, accelerate recognition of income to the Fund or an Underlying Fund, affect the holding periods for the Fund’s or an Underlying Fund’s assets and defer recognition of certain of the Fund’s or an Underlying Fund’s losses. The Fund’s ability to invest in derivatives or in Underlying Fund’s invested in derivatives may be restricted by certain provisions of the Code relating to the Funds’ qualification as RICs.

Futures Contracts and Related Options.  A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate the Fund or an Underlying Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When the Fund or an Underlying Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When the Fund or an Underlying Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

The Fund or certain of the Underlying Funds may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes, to seek to increase total return or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs.

Futures contracts and options present the following risks: imperfect correlation between the change in market value of the Fund’s or an Underlying Fund’s securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s or an Underlying Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund or an Underlying Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

Options. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the future at an agreed upon price prior to the expiration date of the option.

The Fund or certain Underlying Funds may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. The Fund or an Underlying Fund may “cover” a call option by owning the security underlying the option or through other means. Put options written by the Fund or an Underlying Fund are “secured” if the Fund or the Underlying Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

The Fund or certain Underlying Funds will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the investment adviser to the Fund or the Underlying Funds. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

Interest Rate Swaps, Currency Swaps, Total Rate of Return Swaps, Credit Swaps, and Interest Rate Floors, Caps and Collars. Interest rate and currency swaps are contracts that obligate the Fund or an Underlying Fund and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets) or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

The Fund or certain of the Underlying Funds may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return.

The use of swaps and interest rate floors, caps and collars is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If an investment adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund or an Underlying Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, the Fund or an Underlying Fund may not be able to terminate its obligations when desired. In addition, if the Fund or an Underlying Fund is obligated to pay the return under the terms of a total rate of return swap, the Fund or Underlying Fund losses due to unanticipated market movements potentially are unlimited. The Fund or an Underlying Fund also may suffer a loss if the other party to a transaction defaults. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Equity Swaps. The Fund and certain Underlying Funds may invest in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

Equity swaps are derivative instruments and their values can be very volatile. To the extent that the investment management team does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund or an Underlying Fund may suffer a loss, which is potentially unlimited. The value of some components of an equity swap (such as the dividends on a common stock) also may be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund or an Underlying Fund may suffer a loss if the counterparty defaults. Because equity swaps normally are illiquid, the Fund or an Underlying Fund may not be able to terminate its obligations when desired.

Emerging Markets. Additional risks are involved when investing in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. In general, the securities markets of these countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations have less government regulation and are not subject to as frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as has historically been the case. As a result the risks presented by investments in these countries are heightened. These countries also have problems with securities registration and custody. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States, and may involve an Underlying Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities an Underlying Fund has delivered or an Underlying Fund’s inability to complete its contractual obligations. An Underlying Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume or holdings of the Fund, the Underlying Fund, the investment adviser, its affiliates and their respective clients and other service providers. An Underlying Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. As a result of these and other risks, investments in these countries generally present a greater risk of loss to an Underlying Fund.

Investments in some emerging countries, such as those located in Asia, may be restricted or controlled. In some countries, direct investments in securities may be prohibited and required to be made through investment funds controlled by such countries. These limitations may increase transaction costs and adversely affect a security’s liquidity, price, and the rights of the Fund in connection with the security.

Unanticipated political, economic or social developments may affect the value of the Underlying Funds’ investments in emerging market countries and the availability to the Underlying Funds of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Underlying Funds’ investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and an Underlying Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Many emerging countries are subject to rapid currency devaluations and high inflation and/or economic recession and significant debt levels. These economic factors can have a material adverse effect on these countries’ economies and their securities markets. Moreover, many emerging countries’ economies are based on only a few industries and/or are heavily dependent on global trade.

Therefore, they may be negatively affected by declining commodity prices, factors affecting their trading markets and partners, exchange controls and other trade barriers, currency valuations and other protectionist measures.

From time to time, certain of the companies in which the Underlying Funds may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund and Underlying Fund will be indirectly subject to those risks.

Many emerging countries also impose withholding or other taxes on foreign investments, which may be substantial and result in lower Fund returns.

The creditworthiness of firms used by an Underlying Fund to effect securities transactions in emerging countries may not be as strong as in some developed countries. As a result, an Underlying Fund could be subject to a greater risk of loss on its securities transactions if a firm defaults on its responsibilities.

An Underlying Fund’s ability to manage its foreign currency may be restricted in emerging countries. As a result, a significant portion of an Underlying Fund’s currency exposure in these countries may not be covered.

The recent decline in the U.S. economy as a result of the subprime crisis may have a disproportionately more adverse effect on economies of emerging markets.

Equity Securities Risk. “Equity securities” include common stocks, preferred stocks, investment companies including exchange-traded funds (“ETFs”), interests in real estate investment trusts (“REITs”), convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Foreign Securities Risk. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

Foreign securities involve special risks and costs, which are considered by the investment advisers in evaluating the creditworthiness of issuers and making investment decisions for the Fund. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

While the Underlying Funds’ investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by an Underlying Fund are usually valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates or, in the case of hedged positions, because the U.S. dollar declines in value relative to the currency hedged. Currency exchange rates may fluctuate significantly over short periods of time causing an Underlying Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that an Underlying Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The net currency positions of the Underlying Funds may expose them to risks independent of their securities positions.

The Fund or an Underlying Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject the Fund to risks associated with that particular region, such as general and local economic, political and social conditions. An Underlying Fund may invest more than 25% of its total assets in the securities of issuers located in a single country, and such an investment will subject the Fund to increased foreign securities risk with respect to the particular country.

On January 1, 1999, the European Economic and Monetary Union (“EMU”) introduced a new single currency called the euro. The euro has replaced the national currencies of many European countries.

The European Central Bank has control over each member country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by Underlying Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Underlying Funds may be denominated in the euro.

High-Yield Risk. Certain of the Underlying Funds invest in non-investment grade securities. Non-investment grade fixed-income and convertible securities (sometimes referred to as “junk bonds”) generally are rated BB or below by S&P or Fitch or Ba or below by Moody’s (or have received a comparable rating from another NRSRO), or, if unrated, are determined to be of comparable quality by the investment adviser to an Underlying Fund.

Non-investment grade fixed-income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation will be uncertain. An Underlying Fund also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and an Underlying Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for an Underlying Fund to obtain precise valuations of such securities in its portfolio.

Investments in lower quality securities, whether rated or unrated, will be more dependent on an investment adviser’s credit analysis than would be the case with investments in higher quality securities.

Interest Rate/Maturity Risk. The risk that the value of the Fund’s assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer term fixed-income securities than shorter-term securities. Certain of the Underlying Funds will maintain the dollar-weighted average maturity of their portfolios within a specified range. However, the maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of mortgage and other asset-backed securities will be based on estimates of average life. As a result, the Underlying Funds cannot guarantee that these estimates will, in fact, be accurate or that their average maturities will remain within their specified limits.

Management Risk. The risk that a strategy used by the investment management team may fail to produce the intended results.

Market Risk. Market Risk is the risk that the value of the securities in which the Fund or an Underlying Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Price changes may be temporary or last for extended periods. Accordingly, the values of the equity investments that the Fund or an Underlying Fund holds may decline over short or extended periods. This volatility means that the value of your investment in the Fund may increase or decrease. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to market movements, and over longer periods during market downturns.

Over the past several years, stock markets have experienced substantial price volatility. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period.

Portfolio Turnover Risk. Certain of the investment advisers to the Underlying Funds may not consider portfolio turnover rate a limiting factor in making investment decisions for certain Underlying Funds. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce both an Underlying Fund’s return and the Fund’s return. It also may result in higher short-term capital gains that are taxable to shareholders.

Real Estate Investment Trusts and Real Estate Securities Risk. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Certain Underlying Funds may invest in REITs.

There is the risk that the Fund’s investments will be affected by factors affecting the value of real estate and earnings of companies engaged in real estate activities. These factors include without limitation: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; and changes in interest rates. The value of real estate securities may underperform other sectors of the economy or broader equity markets. To the extent that the Fund concentrates its investments in the real estate sector, it may be subject to greater risk of loss than if it were diversified across different industry sectors.

The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT’s manager. REITs also are subject to risks generally associated with investments in real estate. These risks include: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; tenant bankruptcies and other credit problems; and changes in interest rates. An Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Short Sales Risks. The Fund and certain Underlying Funds may make short sales of securities, either as a hedge against the potential decline in the value of a security that the Fund owns or to realize appreciation when a security that the Fund does not own declines in value. A short sale involves selling a security that the Fund does not own and borrowing that security for delivery to the purchaser. The Fund would then be obligated to purchase the security at a later date in order to return it to the security’s lender. The Fund would realize a gain on the transaction if the price at which it sold the security was higher than the price at which it repurchased the security plus the costs of borrowing the security and any other transaction costs. The Fund will limit short sales to not more than 33 1/3% of its total assets.

There is no assurance that a security the Fund needs to buy to cover a short position will be available for purchase at a reasonable price. A short sale of a security creates the risk of an unlimited loss, since the price of a security could theoretically increase without limit. Purchasing securities to close out a short position can itself cause the price of securities to rise further, thereby increasing the loss. Short sales may cause a higher portfolio turnover and increase the Fund’s brokerage and other transaction expenses. Short selling is considered a speculative investment practice.

A short sale “against-the-box” is a short sale such that at all times when the short position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short. The Fund and certain Underlying Funds may make short sales against-the-box. If the Fund sells securities short against-the-box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it actually had sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short position with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which an Underlying Fund may effect short sales.

Small Cap Stock Risk. Investments in small capitalization companies involve greater risk and more abrupt or erratic price movements than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth or earnings prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management or upon a small or inexperienced management group; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for small capitalization investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

As a result, their performance can be more volatile and they may face a greater risk of business failure, which could increase the volatility of the Fund’s investments.

Securities of small capitalization companies may lack sufficient market liquidity to enable the Fund or an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

Valuation Risk: The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

This section explores various other investment securities and techniques that the Adviser and Underlying Funds may use.

Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Examples of asset-backed securities also include collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust typically collateralized by a pool that is backed by a diversified pool of high risk, below-investment-grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans; senior unsecured loans; and other subordinate corporate loans, including loans that may be rated below-investment-grade or equivalent unrated loans.

In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower-yielding securities. The loss of higher-yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return and share price.

The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support or the counterparty. Credit supports generally apply only to a fraction of a security’s value. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. If the issuer of the security has no security interest in the related collateral, there is the risk that the Fund or an Underlying Fund could lose money if the issuer defaults. CBOs and CLOs are generally offered in tranches that vary in risk and yield. Both CBOs and CLOs can experience substantial losses due to actual defaults of the underlying collateral, increased sensitivity to defaults due to collateral default and disappearance of junior tranches that protect the more senior tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Fund or an Underlying Fund may suffer greater levels of default than were historically experienced.

In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Recently, delinquencies, defaults and losses on residential mortgage loans have increased substantially and may continue to increase, which may affect the performance of the mortgage-backed securities in which the Fund or an Underlying Fund invest. The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by the Fund. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions also may adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which the Fund or an Underlying Fund may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices also may drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Fund.

Borrowings and Reverse Repurchase Agreements. The Fund and Underlying Funds may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund or Underlying Fund subject to the Fund’s or Underlying Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest).

The Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of the value of its total assets (including the amount borrowed). The Fund may enter into reverse repurchase agreements when the Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Fund or an Underlying Fund decline in value while these transactions are outstanding, the NAV of the Fund’s or Underlying Funds’ outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by the Fund or an Underlying Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by the Fund or an Underlying Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund or an Underlying Fund.

Convertible Securities. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, an Underlying Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Underlying Fund’s return and its ability to achieve its investment objective.

Custodial Receipts. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian. Like other stripped securities (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

Exchange Rate-Related Securities. Certain Underlying Funds may invest in exchange rate-related securities. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate. Certain of the Underlying Funds may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. They also may enter into such contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the investment advisers, and no Underlying Fund is required to hedge its foreign currency positions.

Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of an Underlying Fund’s foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that are not otherwise related to changes in the value of the securities held by an Underlying Fund. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

Illiquid or Restricted Securities. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see “Insurance Funding Agreements” below), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and both foreign and domestic securities that are not readily marketable.

The Fund and each Underlying Fund may invest up to 15% (5%, if a money market Underlying Fund) of its net assets in securities that are illiquid. The Fund and each Underlying Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Adviser to the Fund and the investment advisers to the Underlying Funds determine, under guidelines approved by the respective Boards, that an adequate trading market exists.

Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund or Underlying Fund. The practice of investing in Rule 144A Securities could increase the level of the Fund’s or Underlying Fund’s illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Securities purchased by the Fund or the Underlying Funds that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

Initial Public Offerings (“IPO”). An IPO is a company’s first offering of stock to the public. Certain of the Underlying Funds may invest in IPOs. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Underlying Fund’s asset base is small, a significant portion of the Underlying Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Underlying Fund. As the Underlying Fund’s assets grow, the effect of the Underlying Fund’s investments in IPOs on the Underlying Fund’s performance probably will decline, which could reduce the Underlying Fund’s performance. Because of the price volatility of IPO shares, the Underlying Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of an Underlying Fund and may lead to increased expenses to the Underling Fund, such as commissions and transaction costs. By selling IPO shares, the Underlying Fund may realize taxable gains it subsequently will distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Underlying Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Underlying Funds’ investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Insurance Funding Agreements. An insurance funding agreement (“IFA”) is an agreement that requires an Underlying Fund to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits interest to the Underlying Fund for a set time period. Certain of the Underlying Funds may invest in IFAs issued by insurance companies that meet quality and credit standards established by the investment adviser.

IFAs are not insured by a government agency — they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

Investment Grade Securities. A security is considered investment grade if, at the time of purchase, it is rated: (i) BBB or higher by S&P; (ii) Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”); or (iii) BBB or higher by Fitch Ratings (“Fitch”).

A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a Nationally Recognized Statistical Rating Organization (“NRSRO”), even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the investment adviser to the Underlying Fund determines that the security is comparable in quality to a security that has been rated investment grade.

Although securities rated BBB by S&P or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by an Underlying Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Underlying Fund and may be in default. Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the higher the degree of risk as to payment of interest and return of principal.

Mortgage Dollar Rolls. A mortgage dollar roll involves the sale by an Underlying Fund of securities for delivery in the future (generally within 30 days). The Underlying Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.

Successful use of mortgage dollar rolls depends upon an investment adviser’s ability to predict correctly interest rates and mortgage prepayments. If the investment adviser is incorrect in its prediction, certain Underlying Funds may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Underlying Fund’s performance.

Preferred Stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners.

Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Repurchase Agreements. Repurchase agreements involve the purchase of securities by an Underlying Fund or the Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

Each Underlying Fund and the Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the investment adviser to the Underlying Funds or the Fund. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after an Underlying Fund or the Fund acquires the securities.

In the event of a default, an Underlying Fund or the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Underlying Fund’s or the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, an Underlying Fund or the Fund could suffer additional losses if a court determines that the Underlying Fund’s or the Fund’s interest in the collateral is unenforceable by the Underlying Fund or the Fund.

The Fund intends to enter into transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

With respect to collateral received in repurchase transactions or other investments, an Underlying Fund or the Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Underlying Fund or the Fund, including minimizing the value of any collateral.

Securities Lending. In order to generate additional income, the Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned.

Securities lending may represent no more than one-third of the value of the Fund’s total assets (including the loan collateral). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding the Fund’s investments in particular types of securities.

A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, the Fund could experience delays in recovering its securities and possibly may incur a capital loss. The Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of the Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of the Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of the Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

Stripped Securities. Certain of the Underlying Funds may invest in stripped securities, including securities registered in the STRIPS program, as described below. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by an Underlying Fund and adversely affect an Underlying Fund’s total return.

Structured Securities. Structured securities present additional risk that the interest paid to the Fund or an Underlying Fund on a structured security will be less than expected. The value of structured securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.

The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, an Underlying Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

Temporary Defensive Position. In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a larger than normal portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. The Adviser will determine when market conditions warrant temporary defensive measures. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

U.S. Government Obligations. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, (b) securities of private issuers guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities pursuant to the FDIC Debt Guarantee Program, and (c) participations in loans made to foreign governments or their agencies that are so guaranteed.

Certain of the Underlying Funds may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities, or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

An agency of the U.S. government has placed the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

To the extent an Underlying Fund invests in debt instruments or securities of non-U.S. government entities that are backed by the full faith and credit of the United States, pursuant to the FDIC Debt Guarantee Program or other similar programs, there is the possibility that the guarantee provided under the Debt Guarantee Program or other similar programs may be discontinued or modified at a later date.

Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where an Underlying Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.

Certain of the Underlying Funds may invest in variable and floating rate instruments to the extent consistent with their investment objectives and strategies.

The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when an Underlying Fund is not entitled to exercise its demand rights. As a result, an Underlying Fund could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.

Warrants. A warrant represents the right to purchase a security at a predetermined price for a specified period of time. Certain Underlying Funds may invest in warrants and similar rights. They also may purchase bonds that are issued in tandem with warrants. Warrants are derivative instruments that present risks similar to options.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

Certain of the Underlying Funds may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Although an Underlying Fund generally would purchase securities in these transactions with the intention of acquiring the securities, it may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered.

These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

Zero Coupon, Pay-In-Kind and Capital Appreciation Bonds. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

Certain Underlying Funds may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective and strategies. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. An Underlying Fund’s investment in zero coupon, pay-in-kind and capital appreciation bonds may require the Underlying Fund to sell some of its securities to generate sufficient cash to satisfy certain income distribution requirements.

Additionally, the Fund and the Underlying Funds in which it invests may purchase other types of securities or instruments similar to those described in these sections if otherwise consistent with the Fund’s and the Underlying Funds’ investment objectives and strategies. You should carefully consider the risks discussed in these sections before investing in the Fund.

The Fund and the Underlying Funds in which it invests may invest in other securities and are subject to further restrictions and risks that are described in the SAI. Additional information about the Fund, its investments and related risks can also be found in “Investment Objective and Strategies” in the SAI.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s SAI, which is available, free of charge, by calling (866) 526-8968. The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s website at www.sec.gov.

MORE INFORMATION ABOUT MANAGEMENT OF THE FUND

The Board of Trustees of the Trust supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER

Boston Advisors, LLC is a registered investment adviser located at One Federal Street, 26th Floor, Boston, Massachusetts, 02110. Since 1982, Boston Advisors, or its predecessors, has provided portfolio management services to mutual funds, hedge funds, individuals, trusts, pension plans, profit sharing plans, endowments and foundations. As of December 31, 2010, Boston Advisors had approximately $1.7 billion in assets under management. Boston Advisors, subject to the general oversight of the Trust’s Boards of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations. The Adviser is entitled to receive an investment advisory fee of 0.80% of the Fund’s average net assets.

A discussion of the basis for the Board of Trustees’ approval of the investment management contract between the Adviser and the Trust, on behalf of the Fund, will be available in the Fund’s semi-annual report to shareholders for fiscal period ended April 30.

PORTFOLIO MANAGERS

Michael J. Vogelzang, CFA, President and Chief Investment Officer, oversees Boston Advisors’ investment activities and business practices. Mr. Vogelzang is responsible for directing the equity investment management process for individual as well as institutional clients. Prior to joining Boston Advisors in 1997, Mr. Vogelzang was Senior Vice President at Freedom Capital Management from 1991 to 1997. He began his career in the early 1980s in the investment management and trust departments at the Boston Company. Mr. Vogelzang earned a B.A. degree in Economics and Political Science from Calvin College and is a member of the Boston Security Analysts Society.

James Gaul, Vice President and Portfolio Manager, provides equity and fixed income management services to individual and institutional clients. Prior to joining Boston Advisors in 2005, Mr. Gaul was an institutional fixed income sales professional with Commerce Capital Markets, Inc. and Advest, Inc. Mr. Gaul earned a B.S. in Business Administration (Investments) from Babson College and a Masters of Science in Investment Management from Boston University.

Donald D. Fox, Senior Vice President and Portfolio Manager, provides investment guidance and portfolio management services to individual and institutional clients as a member of Boston Advisors’ Private Advisory group and is a member of the Asset Allocation Committee. Prior to joining Boston Advisors in 1998, Mr. Fox was a portfolio manager with Babson-United Investment Advisors, Inc. from May 1998 to May 2002 and an equity analyst with Babson-United Investment Advisors, Inc. from April 1985 to May 1998. Mr. Fox earned a B.A. from the University of Rochester.

David Hanna, Senior Vice President and Director of Alternative Investments, serves as Director of Alternative Investments for Boston Advisors. Prior to joining Boston Advisors in 2006, he was a senior Portfolio Manager in the Global Hedge Fund Strategies Group of State Street Global Advisors (SSGA) and was with that firm in various roles from 1997 to 2005. Prior to joining SSGA, he was Vice President, Quantitative Analysis at Standish, Ayer & Wood from 1992-1997. Mr. Hanna earned a B.S. in Finance from the Pennsylvania State University in 1987.

The Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of the Fund.

PRIOR PERFORMANCE OF THE INVESTMENT ADVISER

Shown on the opposite page is performance information for the Adviser’s Broad Allocation Strategy Composite (the “Composite”), a composite of all discretionary accounts managed by the Adviser according to the strategy. These accounts are managed with the same investment objective as the Fund, and are subject to substantially similar investment policies and techniques as those used by the Fund. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return that an individual investor might achieve by investing in the Fund.

The Composite for which results are reported is “gross” and “net” of fees (after deduction of advisory fees). The Composite fee schedule is as follows: 1.00% on the first $3 million of assets under management; 0.80% on the next $3 million of assets under management; 0.60% on the next $3 million of assets under management; and 0.40% on the remainder. However, the Composite is not subject to the same type of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or the Code. Consequently, the performance results for the Composite could have been adversely affected if the separate accounts had been regulated as an investment company. In addition, the operating expenses incurred by the separate accounts are lower than the operating expenses of the Fund, and, accordingly, the performance results of the Composite are greater than what Fund performance would have been.

Past performance is not indicative of future results. The actual return and value of an account will fluctuate and at any point in time could be worth more or less than the amount initially invested.

Historical Performance Composite

	Annual Returns		Annualized Returns
	(Net of Fees)		(Net of Fees)
	1 Year		Since Inception		Composite Statistics
		60% S&P/ 40%		60% S&P/ 40%			Total
	Composite	Barclays U.S.	Composite	Barclays U.S.	Number	Composite	Firm	Annual
For Periods Ending	Total	Aggregate	Total	Aggregate	of	Assets	Assets	Composite
December 31	Return	Benchmark	Return	Benchmark	Accounts	($MM)	($Bill)	Dispersion

2010	10.84%	12.08%	10.27%	13.45%	42	$18.01	$1.73	0.69%
2009	11.12%	18.40%	9.78%	14.64%	8	$5.26	$1.72	0.00%
2008	0.35%	-0.94%	0.35%	-0.94%	Less than 5	$0.47	$1.55	NA

The Composite includes all discretionary, fee paying accounts with a minimum portfolio size of $50,000 that typically invest in a broad range of asset classes intended to provide positive total return through most market conditions. Eligible asset classes include domestic and international equity, commodities, taxable and tax-exempt fixed income, engineered returns, high yield debt and inflation protected securities. The strategy may employ exchange traded funds and other commingled vehicles, options, futures or other derivatives to gain exposure to various market sectors, hedge long positions or otherwise take advantage of market conditions and for comparison purposes is measured against a blended benchmark comprised of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index, rebalanced monthly. The benchmark was changed in February 2010 from a custom benchmark as a result of improved understanding of market demand. The composite was created on June 3, 2009. Results are based on fully discretionary accounts under management, including those accounts no longer with the firm. The U.S. Dollar is the currency used to express performance. Returns are presented net of management fees and include the reinvestment of dividends. Net of fee performance is calculated using actual fees. Actual investment advisory fees incurred by clients may vary. The annual composite dispersion presented is an asset-weighted standard deviation calculated for the accounts in the composite the entire year. Additional information regarding the policies for calculating and reporting returns is available upon request. Past performance is not indicative of future performance. It should not be assumed that results in the future will be profitable or equal to past performance.

OTHER SERVICE PROVIDERS

The following chart shows the Fund’s service providers and includes their addresses and principal activities.

*	Do not use this address for purchases and redemptions. Please see “Purchase of Shares” and “Redemption of Shares” sections for further instructions.

SHAREHOLDER INFORMATION

PRICING OF SHARES

The price of the Fund’s shares is based on its net asset value (“NAV”). The Fund values its assets, based on current market values when such values are available. The NAV per share of the Fund is calculated as follows:

		−	Value of Assets Attributable to the Shares Value of Liabilities Attributable to the Shares
NAV	=		Number of Outstanding Shares

The Fund’s NAV per share is calculated once daily at the close of regular trading on the Exchange (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange is open for business). The Exchange is generally open on Monday through Friday, except national holidays. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees. Fixed income securities are value based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).

Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Valuation Committee. The Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of market values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. This may occur particularly with respect to certain foreign securities held by the Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

PURCHASE OF SHARES

Shares are offered on a continuous basis by BNY Mellon Distributors Inc. (the “Underwriter”) and are sold subject to certain sales charges. Purchase orders are effected at the NAV next computed after the Fund has received your purchase order. Purchase orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order.

The minimum initial investment in shares of the Fund is $10,000 ($5,000 for individual retirement accounts). The minimum initial investment requirement may be waived for persons who are clients of the Adviser or its affiliates, trustees/directors, officers and employees of the Adviser and its affiliates or the Trust and their spouses, parents and children. Additional investments in the Fund must be at least $2,500 ($1,000 for individual retirement accounts). The shares of the Fund charge sales loads, deferred sales loads or other fees, such as 12b-1 fees, in connection with the purchase of shares. Information regarding sales charges and other fees and well as methods to purchase shares of the Fund is described below.

Distribution Plan

The Board of Trustees, on behalf of the Fund’s shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan provides for payments of up to 0.25% of the average daily net assets of the Fund’s shares.

Sales Charge

Sales of Class A shares of the Fund include a front-end sales charge (expressed as a percentage of the offering price) as shown in the following table:

Class A Shares – Front-End Sales Charge
	Sales Charge as a	Sales Charge as a	Dealer Concession as a
	Percentage of	Percentage of Net	Percentage of
Amount of Single Transaction	Offering Price	Amount Invested	Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less than $50,000	4.75%	4.99%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $500,000	2.50%	2.56%	2.25%

$500,000 but less than $750,000	2.00%	2.04%	1.75%

$750,000 but less than $1,000,000	1.50%	1.52%	1.25%

$1,000,000 or more	0.00%	0.00%	0.00%

The Underwriter may pay a dealer concession to those selected dealers who have entered into an agreement with the Underwriter. The dealer’s concession depends on which class of shares you choose and may be changed from time to time. Currently dealers receive the concession set forth in the table above, as well as the 0.25% distribution fee (12b-1). On some occasions, such incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund during a specified period of time. A dealer who receives all or substantially all of the sales charge may be considered an “underwriter” under the Securities Act of 1933, as amended. Certain dealers may receive a commission from the Underwriter and/or Adviser on purchases of $1 million or more. The CDSC only applies to those Class A shares that were bought without an initial sales charge because the investment in the Fund was in excess of $1 million in the aggregate at the time of purchase and the selling broker-dealer received a commission on such purchase paid by the Underwriter and/or Adviser. The CDSC will be retained by the Underwriter and/or Adviser as reimbursement for its previous commission payments.

Contingent Deferred Sales Charge

You may be subject to a CDSC if you sell Class A shares of the Fund. If you bought Class A shares without an initial sales charge because your investments in the Fund were in excess of $1 million in the aggregate at the time of purchase, you may incur a CDSC of up to 1.00% if you redeem those shares within 12 months of purchasing those shares. Subsequent Class A share purchases that bring your aggregate account value to $1 million or more will also be subject to a CDSC if you redeem them within 12 months of purchasing those shares. The CDSC will not apply to purchases of Class A shares where a selling broker or dealer did not receive compensation for the sale of such shares. Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them.

The CDSC on Class A shares is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions. When you place an order to sell your Class A shares, the Fund will first redeem any shares that are not subject to a CDSC followed by those you have held the longest.

You may be able to avoid an otherwise applicable CDSC when you sell Class A shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Trust, the Underwriter or the Adviser, or for other reasons. A CDSC that would otherwise be applied may be waived, at the discretion of the Fund. Restrictions may apply to certain accounts and certain transactions. The Fund may change or cancel these terms at any time.

Reduced Sales Charges

You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above. The sales charge for purchases of the Fund’s Class A shares may also be reduced for a single purchaser through a Right of Accumulation or a Letter of Intent, as described below. To qualify for a reduced sales charge, you are responsible for notifying your dealer or BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), as transfer agent. Certain transactions in Class A shares may be made at NAV as described below. If the account owner is an entity (e.g., a trust, a qualified plan, etc.), these privileges will apply to beneficial owners and trustees. These privileges are also available to investors who invest completely or partially through accounts at financial intermediaries, e.g., through accounts at broker-dealers (rather than opening an account directly with the Fund’s transfer agent). To take advantage of these privileges, the account owner (or if applicable, the beneficial owner or trustee), either directly or through their registered representative or financial intermediary, as applicable, must identify and provide information to the Fund’s transfer agent regarding eligibility for these privileges. Stated differently, investors must identify to the Fund’s transfer agent, either directly or through their registered representative or financial intermediary, the complete universe of eligible shareholder accounts (e.g., IRA, non-retirement, 529 plan, etc.), in order to receive the maximum breakpoint discount possible. It is the responsibility of the investor, either directly or through their registered representative and/or financial intermediary, to ensure that the investor obtains the proper “breakpoint” discounts.

In order for the Fund to identify accounts opened through a financial intermediary, you or your financial intermediary must provide the Fund’s transfer agent with the applicable account numbers. For purposes of identifying Fund accounts opened directly with the transfer agent, you or your registered representative must provide the Fund’s transfer agent with either the applicable account numbers or the applicable tax identification numbers.

For more information on reduced sales charges, please visit the Fund’s website at www.bostonadvisors.com or consult your broker or financial intermediary. The website provides links to information on sales charges free of charge and in a clear and prominent format.

Right of Accumulation. You may combine your shares and the shares of your spouse and your children under the age of 21 in order to qualify for the Right of Accumulation. If you already hold Class A shares of the Fund, a reduced sales charge based on the sales charge schedule for Class A shares may apply to subsequent purchases of shares of the Fund. The sales charge on each additional purchase is determined by adding the current market value of the shares you currently own to the amount being invested. The reduced sales charge is applicable only to current purchases. It is your responsibility to notify your dealer or BNY Mellon Investment Servicing, the Fund’s transfer agent, at the time of subsequent purchases that the purchase is eligible for the reduced sales charge under the Right of Accumulation.

Letter of Intent. You may qualify for a reduced sales charge immediately by signing a non-binding Letter of Intent stating your intention to invest during the next 13 months a specified amount that, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the Letter of Intent. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the requirements of the Letter of Intent have been satisfied. During the term of the Letter of Intent, BNY Mellon Investment Servicing will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. The escrowed shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13-month period, your escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge you would have had to pay on your aggregate purchases if the total of such purchases had been made at a single time. It is your responsibility to notify your dealer or BNY Mellon Investment Servicing, the Fund’s transfer agent, at the time the Letter of Intent is submitted that there are prior purchases that may apply.

Sales at Net Asset Value

The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients of the Adviser or its affiliates; (2) officers and present or former Trustees of the Trust; directors and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Adviser and its affiliates and certain employee benefit plans for employees of the Adviser; (4) officers, directors and employees of the administrator, Adviser and its affiliates, transfer agent, underwriter and custodian and members of their immediate families; (5) employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Adviser; (6) fee-based financial planners and registered investment advisers who are purchasing on behalf of their clients; (7) broker-dealers who have entered into selling agreements with the Adviser for their own accounts; and (8) participants in no-transaction-fee programs of brokers that maintain an omnibus account with the Fund.

TO OPEN AN ACCOUNT

By Mail

You may purchase shares by sending a check drawn on a U.S. bank payable to the Fund along with a completed application. If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, the Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 15 business days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Please make sure your check is for at least $10,000 ($5,000 for individual retirement accounts). Send the check and application to:

Regular Mail: Boston Advisors Broad Allocation Strategy Fund FundVantage Trust c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9829 Providence, RI 02940-8029	Overnight Mail: Boston Advisors Broad Allocation Strategy Fund FundVantage Trust c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Dr. Westborough, MA 01581-1722 (866) 526-8968

The Fund will only accept checks drawn on U.S. currency on domestic banks. The Fund will not accept any of the following: cash or cash equivalents, money orders, traveler’s checks, cashier checks, bank checks, official checks and treasurer’s checks, payable through checks, third party checks and third party transactions.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of additional due diligence. Please contact the Fund at (866) 526-8968 for more information.

By Wire

You may purchase shares by wiring federal funds readily available to PNC Bank, N.A. Please call (866) 526-8968 before 4:00 p.m. Eastern time for wiring instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to obtain an account number. Please make sure your wire is for at least $10,000 ($5,000 for individual retirement accounts). Your wire must be received by the stock market close, typically 4:00 p.m. Eastern time, to receive the day’s price per share. Your bank may charge a wire fee.

Individual Retirement Account Investments

You may invest in the Fund through an individual retirement account including the following: (i) traditional Individual Retirement Accounts (“IRAs”); (ii) Roth Individual Retirement Accounts (“Roth IRAs”); (iii) Simplified Employee Pension Plans (“SEP IRAs”). You should consult your tax adviser to determine whether a retirement plan is appropriate for you.

TO ADD TO AN ACCOUNT

By Mail

Fill out an investment slip from a previous confirmation and write your account number on your check. Please make sure that your check for at least $2,500 (1,000 for individual retirement accounts) is payable to the Fund. Mail the slip and your check to:

Regular Mail: Boston Advisors Broad Allocation Strategy Fund FundVantage Trust c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9829 Providence, RI 02940-8029	Overnight Mail: Boston Advisors Broad Allocation Strategy Fund FundVantage Trust c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Dr. Westborough, MA 01581-1722 (866) 526-8968

By Wire

Please contact Boston Advisors Broad Allocation Strategy Fund Shareholder Services at (866) 526-8968 for current wire instructions. The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, for same day processing. Your bank may charge a wire fee. Please make sure your wire is for an amount equal to or greater than the investment minimum set forth above.

Automatic Investment Plan

You may open an automatic investment plan account for regular accounts with a $10,000 initial purchase and a $1,000 monthly investment. You may open an automatic investment plan account for an Individual Retirement Account (“IRA”) with a $5,000 initial purchase and a $1,000 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Fund at (866) 526-8968 to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. After your initial purchase of $10,000 for a regular account or $5,000 for an IRA account, you may authorize the automatic withdrawal of funds from your bank account. The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Fund’s transfer agent at (866) 526-8968.

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Purchase Price

Class A shares of the Fund are sold at their offering price, which is the NAV next determined after the request is received in good order, plus a sales charge of up to 5.25%. “Good order” means that the purchase request is complete and includes all required information. Purchase requests not in good order may be rejected.

Financial Intermediaries

You may purchase shares of the Fund through a financial intermediary who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. “Financial intermediaries” include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee. Financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Consult your investment representative for specific information.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

Networking and Sub-Transfer Agency Fees

The Fund may also directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Underwriter, the Adviser and their affiliates. The payments described above may differ and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Adviser or their service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

Additional Compensation to Financial Intermediaries

The Adviser and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in this prospectus. At least annually, the Adviser will report to the Board of Trustees such information regarding these payments as is reasonably requested by the Board. These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediaries’ customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and the Adviser or its affiliates may provide for increased rates of compensation as the dollar value of the Fund’s shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of the Fund’s shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Fund may use financial firms that sell its shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For more information about these additional cash payments made to financial intermediaries, please refer to the section entitled “Additional Compensation to Financial Intermediaries” located in the SAI.

General Information About Sales Charges

Your securities dealer is paid a commission when you buy Class A shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

Reinvestment Privilege for Class A Shares

For a period of 60 days after you sell shares of the Fund, you may reinvest your redemption proceeds in shares of the Fund at NAV. You, your broker or your financial adviser must notify the Fund’s transfer agent in writing of your eligibility to reinvest at NAV at the time of reinvestment in order to eliminate the sales charge on your reinvestment. The Fund may require documentation to support your eligibility.

Rights Reserved by the Fund

The Fund reserves the right to:

•	reject any purchase order;

•	suspend the offering of shares;

•	vary the initial and subsequent investment minimums;

•	waive the minimum investment requirement for any investor; and

•	redeem accounts with balances below the minimum after 30 days’ written notice.

MARKET TIMING AND FREQUENT TRADING POLICY

The Fund discourages frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position. The Fund is not designed to accommodate market timing or short-term trading. Frequent or excessive trades into or out of the Fund in an effort to anticipate changes in market prices of the Fund’s investment portfolio is generally referred to as “market timing.” Market timing can adversely impact the ability of the Adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities.

To deter market timing and to minimize harm to the Fund and its shareholders, the Fund (i) charges a redemption fee of 2.00% on shares redeemed within sixty (60) days of purchase, and (ii) reserves the right to restrict, reject or cancel, without prior notice, any purchase order by market timers or by those persons the Fund believes are engaging in similar trading activity that, in the judgment of the Fund or the Adviser, may be disruptive to the Fund. The Fund will not be liable for any loss resulting from rejected purchase orders. No waivers of the provisions of this policy established to detect and deter marking timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

The Fund has developed criteria that are used to identify trading activity that may be excessive. The Fund’s Chief Compliance Officer (“CCO”) reviews on an as-needed basis, as determined by the CCO in coordination with the Adviser and other service providers, available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of market timing or similar trading practices. If, in its judgment, the Fund or the Adviser detects excessive, short-term trading, the Fund may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Fund may modify its procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Fund will apply the criteria in a manner that, in the Fund’s judgment, will be uniform.

There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.

In order for a financial intermediary to purchase shares of the Fund for an “omnibus” account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Fund access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an “omnibus” account, in nominee name or on behalf of another person. If necessary, the Fund may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If a financial intermediary fails to enforce the Fund’s excessive trading policies, the Fund may take certain actions, including terminating the relationship.

REDEMPTION OF SHARES

You may “redeem” or sell your shares on any day the Exchange is open, either directly through the Fund’s transfer agent, BNY Mellon Investment Servicing, or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in good order. “Good order” means that the redemption request is complete and includes all accurate required information including any medallion signature guarantees, if necessary. The Fund charges a redemption fee of 2.00% on proceeds of shares redeemed within 60 days following their acquisition (see “Redemption Fee”). Redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions. Redemption proceeds transmitted by wire are normally sent on the day the transfer agent receives redemption instructions, (if received by the transfer agent before the close of the Exchange, typically 4:00 p.m. Eastern time) or on the next business day (if received after the close of the Exchange, typically 4:00 p.m. Eastern time, or on a non-business day). If you purchased your shares through a financial intermediary, you should contact the financial intermediary for information relating to redemptions. The Fund’s name and your account number should accompany any redemption requests.

Redemption Fee

The Fund charges a redemption fee of 2.00% on proceeds of shares redeemed within 60 days following their acquisition. The redemption fee will be calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest will be treated as being redeemed first and the shares held shortest as being redeemed last. The fee will be paid directly to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account.

The redemption fee will not be charged on the following transactions:

1.	Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Code and nonqualified plans), unless the plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

2.	Redemptions requested within 60 days following the death or post-purchase disability of the shareholder;

3.	Redemptions initiated by the Fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of such Fund);

4.	Shares acquired through the reinvestment of distributions (dividends and capital gains);

5.	Redemptions in omnibus accounts where redemptions cannot be tracked to the individual shareholder; and

6.	Redemptions in connection with periodic portfolio rebalancing of certain wrap accounts or automatic rebalancing arrangements.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the Exchange is restricted or the Exchange is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Fund’s shareholders or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Fund will automatically redeem shares if a purchase check is returned for insufficient funds and the shareholder’s account will be charged for any loss. The Trust reserves the right to make a “redemption in kind” payment in portfolio securities rather than cash.

TO REDEEM FROM YOUR ACCOUNT

By Mail

To redeem your shares by mail:

•	Write a letter of instruction that includes: the name of the Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

•	Include all signatures and any additional documents that may be required.

•	Mail your request to:

Regular Mail:	Overnight Mail:
Boston Advisors Broad Allocation Strategy Fund	Boston Advisors Broad Allocation Strategy Fund
FundVantage Trust	FundVantage Trust
c/o BNY Mellon Investment Servicing (US) Inc.	c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9829	4400 Computer Dr.
Providence, RI 02940-8029	Westborough, MA 01581-1722
(866) 526-8968

•	A check will be mailed to the name(s) and address in which the account is registered and may take up to seven days.

•	The Fund may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

•	The Fund requires a medallion signature guarantee if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record.

By Telephone

To redeem your shares by telephone, call toll-free (866) 526-8968. The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the pre-designated bank account on the fund account. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Fund and BNY Mellon Investment Servicing reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. BNY Mellon Investment Servicing has established security procedures to prevent unauthorized account access. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or BNY Mellon Investment Servicing.

By Wire

In the case of redemption proceeds that are wired to a bank, the Fund transmits the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Fund and BNY Mellon Investment Servicing will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Fund reserves the right to refuse a wire redemption if it is believed advisable to do so. If you redeem your shares by wire transfer, BNY Mellon Investment Servicing charges a fee (currently $10.00) for each wire redemption. You may also have your redemption proceeds sent to your bank via ACH. BNY Mellon Investment Servicing does not charge for this service, however please allow 2 to 3 business days for the transfer of money to reach your banking institution.

Systematic Withdrawal Plan

Once you have established an account, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis. Call toll-free (866) 526-8968 to request a form to start the Systematic Withdrawal Plan.

Selling Recently Purchased Shares

If you wish to sell shares that were recently purchased by check, the Fund may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. The Fund reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and the Fund may require that a subsequent request be submitted. The Fund charges a redemption fee of 2.00% on proceeds of shares redeemed within 60 days following their acquisition (see “Redemption of Shares — Redemption Fee”).

Late Trading

Late Trading is the practice of buying or selling fund shares at the closing price after the Fund’s NAV has been set for the day. Federal securities laws governing mutual funds prohibit late trading. The Fund has adopted trading policies designed to comply with requirements of the federal securities laws.

TRANSACTION POLICIES

Timing of Purchase or Sale Requests

All requests received in good order by BNY Mellon Investment Servicing or authorized dealers of Fund shares before the close of regular trading on the Exchange, typically 4:00 p.m. Eastern time, will be executed the same day, at that day’s NAV. Such orders received after the close of regular trading of the Exchange will be executed the following day, at that day’s NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the Exchange is open for trading. If the Exchange closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

New York Stock Exchange Closings

The Exchange is typically closed for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Investments through Financial Intermediaries/Nominees

If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through the Fund), the policies and fees may be different than those described here. Financial intermediaries and nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund. You will not be charged any additional fees by the Fund (other than those described in this prospectus) if you purchase or redeem shares directly through the Fund.

Account Minimum

You must keep at least $2,000 worth of shares ($1,500 for IRAs) in your Class A account to keep the account open. If, after giving you 30 days’ prior written notice, your account value is still below the account minimum due to your redemptions (not including market fluctuations), the Fund may redeem your shares and send you a check for the redemption proceeds.

Medallion Signature Guarantees

The Fund may require additional documentation for the redemption of corporate, partnership or fiduciary accounts, or medallion signature guarantees for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record. When the Fund requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please call the Fund’s shareholder servicing group toll-free at (866) 526-8968 for further information on obtaining a proper signature guarantee.

Customer Identification Program

Federal law requires the Fund to obtain, verify and record identifying information, which includes the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, will not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Fund reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Fund or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Fund and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call the Fund’s shareholder servicing group toll-free at (866) 526-8968.

SHAREHOLDER SERVICES

Your Account

If you have questions about your account, including purchases, redemptions and distributions, call the Fund’s shareholder servicing group from Monday through Friday, 8:00 a.m. to 6:00 p.m., Eastern time. Call toll-free at (866) 526-8968.

Account Statements

The Fund provides you with these helpful services and information about your account:

•	a confirmation statement after every transaction;

•	quarterly account statements for Class A shares reflecting transactions made during the quarter;

•	an annual account statement reflecting all transactions for the year; and

•	tax information, which will be mailed each year by the Internal Revenue Service (the “IRS”) deadline, currently January 31, a copy of which will also be filed with the IRS, if necessary.

Financial statements with a summary of portfolio composition and performance will be mailed at least twice a year.

The Fund provides the above shareholder services without charge but may charge for special services such as requests for historical transcripts of accounts.

Delivery of Shareholder Documents

To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free at (866) 526-8968 or, if your shares are held through a financial institution, please contact the financial institution directly. The Fund will begin sending you individual copies within 30 days after receiving your request.

DISTRIBUTIONS

Dividends from net investment income and distributions of net capital gain, if any, are declared and paid annually to you. The Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized. The amount of any distribution will vary and there is no guarantee that the Fund will pay either an income dividend or a capital gain distribution.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued. If you invest in the Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

MORE INFORMATION ABOUT TAXES

The Fund intends to qualify annually to be treated as a regulated investment company under the Code. As such, the Fund will not be subject to federal income taxes on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions of the Code. If for any taxable year the Fund fails to qualify as a regulated investment company (“RIC”) (1), it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% for taxable years beginning prior to January 1, 2013 and (2) all distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate for taxable years beginning prior to January 1, 2013 and the dividends-received deduction for corporate shareholders.

Distributions. The Fund will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Dividends are taxable whether you reinvest such dividends in additional shares of the Fund or choose to receive cash.

Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by the Fund as “qualified dividend income” are eligible for the long-term capital gain rate of 15% (0% for individuals in lower tax brackets). Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15% (on capital gains distributed to non-corporate shareholders before January 1, 2013).

Sale or Exchange of Shares. It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. Any realized gain or loss will be taxable to you and, generally, will be capital gain or loss, assuming you hold your shares of the Fund as a capital asset, which capital gain or loss will be long-term or short-term depending on how long you have held the shares of the Fund.

Medicare Contribution Tax. Under current law, beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Backup Withholding. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

State and Local Income Taxes. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax law.

Non-U.S. Shareholders: Non-U.S. shareholders may be subject to U.S. taxes due to their investment in the Fund. This prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in the Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisers as to the U.S. and foreign country tax consequences of an investment in the Fund.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding those considerations appears in the Fund’s SAI. You are urged and advised to consult your tax adviser regarding the effects of an investment in the Fund on your tax situation.

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND
of
FundVantage Trust

(866) 526-8968

FOR MORE INFORMATION

For additional information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund’s investments including performance data, information on the Fund’s portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s annual and semi-annual reports are available, free of charge, by calling (866) 526-8968 or on the Fund’s website at www.bostonadvisors.com.

Statement of Additional Information (SAI)

The SAI provides additional technical and legal descriptions of the Fund’s policies, investment restrictions, risks and business structure, including a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities holdings. The information in the SAI, as supplemented from time to time, is incorporated into this prospectus by this reference. This means that the SAI, for legal purposes, is part of this prospectus. The SAI is available, free of charge, by calling (866) 526-8968 or on the Fund’s website at www.bostonadvisors.com.

Shareholder Inquiries

Copies of these documents and answers to questions about the Fund, including information on how to purchase or redeem Fund shares, may be obtained free of charge by contacting:

Boston Advisors Broad Allocation Strategy Fund
FundVantage Trust
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9829
Providence, RI 02940-8029
(866) 526-8968
8:00 a.m. to 6:00 p.m. Eastern time

Securities and Exchange Commission

Reports and information about the Fund (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

The investment company registration number is 811-22027